UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2009 (March 23, 2009)

YARRAMAN WINERY, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-28865	88-0373061
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 Yarraman Road, Wybong Upper Hunter Valley New South Wales, Australia 2333
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(61) 2 6547-8118

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

Item 8.01 - Other Events.

On March 23, 2009, Yarraman Winery, Inc. (Yarraman”) entered into a non-binding letter of intent with Drinks Americas Holdings Inc. (“Drinks”), pursuant to which it intends to acquire all of the outstanding stock of Yarraman.  Terms of the proposed transaction have not been disclosed.

Please see Drinks’ press release dated March 23, 2009 attached hereto as Exhibit 99.1.

This information is furnished pursuant to Item 8.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

 Item 9.01 Financial Statements and Exhibits.

Exhibits filed as part of this report are as follows:

Exhibit	Description

99.1	Press Release dated March 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARRAMAN WINERY, INC.

Date: March 23, 2009	By:	/s/ Ian Long
Ian Long
Chief Executive Officer